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                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

        This AMENDMENT NO. 1 TO AMENDED AND RESTATED CLASS A-2 NOTE PURCHASE AGREEMENT, dated as of March 5, 2003 (this "Amendment"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII (a "Seller"), AMERICREDIT FINANCIAL SERVICES, INC. (a "Seller" and the "Servicer"), DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company (the "Administrative Agent"), each of the CLASS A-2 PURCHASERS parties hereto (the "Purchasers"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, and each of the other Agents parties hereto.

                                    RECITALS

        1. The Issuer, Sellers, the Servicer, the Administrative Agent, the Purchasers and the Agents are parties to those certain Amended and Restated Class A-2 Note Purchase Agreement, dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement").

        2. The parties hereto desire to amend and supplement the Note Purchase Agreement as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Purchase Agreement shall have the same meanings herein as therein.

        2. Amendments to Note Purchase Agreement. The Note Purchase Agreement hereby is amended and supplemented as follows:

                2.1 Amendment to definition of Class A-2 Commitment Fee Rate. The definition of "Class A-2 Commitment Fee Rate" is amended by deleting such definition in its entirety and substituting, in lieu thereof, the definition set forth below:

                "Class A-2 Commitment Fee Rate" shall be .525%.

                2.2 Addition of Definition. The following definition is added, in the appropriate alphabetical order, to Section 1.1 of the Note Purchase Agreement:

                "CP Conduit Consolidation Event" shall mean the occurrence of any of the following events (i) the Securities and Exchange Commission, any banking regulatory authority or any other official body having jurisdiction over any Committed Purchaser or Agent or any of the Affiliates of such Committed Purchaser or Agent, shall require the consolidation of the assets and liabilities of any CP Conduit on the balance sheet of such

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        Committed Purchaser, Agent or Affiliate, or shall require that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such Committed Purchaser, Agent or Affiliate,
        (ii) the independent auditors for any such Committed Purchaser, Agent or Affiliate shall have advised such Committed Purchaser, Agent or Affiliate in writing that in their opinion such consolidation is required by GAAP or applicable law, rule or regulations, (iii) any Affected Party shall determine that any arrangement or transaction contemplated by this Agreement or any Related Documents will impose any adverse regulatory impact on such Affected Party, including, without limitation, any cost or expense described in Section 2.4 hereof; or (iv) any CP Conduit shall determine that it may be required to register as an investment company under the Investment Company Act of 1940, as amended.

                2.3 Amendment to Section 2.2(c). Section 2.2(c) of the Note Purchase Agreement is amended by deleting the following first sentence of such Section 2.2(c) in its entirety:

                "(c)    So long as no Termination Event has occurred and is
        continuing, no more than two years prior to the applicable Commitment Termination Date, the Issuer may request, through the Administrative Agent, that each Class A-2 Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the "Extension Length"), which decision will be made by each Class A-2 Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date."

        and substituting, in lieu thereof, the following:

                "(c)    So long as no Termination Event has occurred and is
        continuing, the Issuer may request, through the Administrative Agent, that each Class A-2 Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the "Extension Length"), which decision will be made by each Class A-2 Purchaser in its sole discretion, provided that on the date of the effectiveness of any such extension, and after giving effect to such extension, the Commitment Termination Date will not be more than three years from such date."

                2.4 Amendment to Section 2.3. The Note Purchase Agreement is amended by adding the following as a new Section 2.3(k)

                "(k)    Notwithstanding anything contained herein or in the
        Supplemental Fee Letter, from and after the occurrence of a Termination Event, whether or not declared, the Class A-2 Principal Balance shall accrue interest (after as well as before judgment) at the Prime Rate from time to time in effect plus 2.0%."

                2.5 Amendment to Section 2.6(a). The Note Purchase Agreement is amended by deleting the following subsections (viii) and (ix) of
        Section 2.6(a) in their entirety:

                                        2

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                "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization; or

                (ix) the commingling of the proceeds of the Collateral at any time with other funds."

        and substituting in lieu thereof, the following subsections (viii) through (x):

                "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization;

                (ix) the commingling of the proceeds of the Collateral at any time with other funds; or

                (x)     the occurrence of a CP Conduit Consolidation Event."

                2.6 Amendment to Section 3.2(b). Section 3.2(b) of the Note Purchase Agreement is amended by adding the following at the end thereof:

                "provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 to the Indenture, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist."

        3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Note Purchase Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement to "this Class A-2 Note Purchase Agreement", "this Note Purchase Agreement", "hereof", "herein" or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to Note Purchase Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Note Purchase Agreement other than as expressly set forth herein.

        4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Required Class A-2 Owners and Required Class A-2 Purchasers and satisfaction of the Rating Agency Condition.

        5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                                        3

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        6.      Governing Law. This Amendment shall be governed by, and
construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

        7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.

        8. Representations and Warranties. Each of the Issuer, Sellers and Servicer, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Note Purchase Agreement, are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Termination Event under the Note Purchase Agreement has occurred and is continuing.

                  [remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                  AMERICREDIT MASTER TRUST, as Issuer

                                  By:     DEUTSCHE BANK TRUST COMPANY
                                  DELAWARE, not in its individual capacity but
                                  solely as Owner Trustee on behalf of the Trust

                                                               ATTORNEY-IN-FACT

                                  By:    /s/ Louis Bodi
                                         ---------------------------------------
                                  Name:      LOUIS BODI
                                         ---------------------------------------
                                  Title:     VICE PRESIDENT
                                         ---------------------------------------

                                  AMERICREDIT FUNDING CORP. VII, as Seller

                                  By:    /s/ J. Michael May
                                         ---------------------------------------
                                  Name:      J. Michael May
                                         ---------------------------------------
                                  Title:     Senior Vice President -
                                             Associate Counsel
                                         ---------------------------------------

                                  AMERICREDIT FINANCIAL SERVICES, INC.,
                                  as Seller and Servicer

                                  By:    /s/ Katharyn Harlow
                                         ---------------------------------------
                                  Name:      Katharyn Harlow
                                         ---------------------------------------
                                  Title:     VP - Finance
                                         ---------------------------------------

                                  BANK ONE, N.A., as Backup Servicer, Trust
                                  Collateral Agent, and Trustee

                                  By:    /s/ John J. Rothrock
                                         ---------------------------------------
                                  Name:      John J. Rothrock
                                         ---------------------------------------
                                  Title:     Authorized Signer
                                         ---------------------------------------

                                  DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS, formerly known as Bankers Trust
                                  Company, as Administrative Agent

                                  By:    /s/ Chris DiBiase
                                         ---------------------------------------
                                  Name:      Chris DiBiase
                                         ---------------------------------------
                                  Title:     VP
                                         ---------------------------------------

                                  By:    /s/ David May
                                         ---------------------------------------
                                  Name:      David May
                                         ---------------------------------------
                                  Title:     Authorized Signatory
                                         ---------------------------------------

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

FAIRWAY FINANCE CORPORATION,
as Class A-2 Owner

By:  /s/ Jill A. Gordon
    ----------------------------------------
    Name:    Jill A. Gordon
    Title:   Vice President

FAIRWAY PURCHASER GROUP,
    as Class A-2 Committed Purchaser

By: BMO NESBIT BURNS CORP., as Agent

By:  /s/ David J. Kucera
    ----------------------------------------
    Name:    DAVID J. KUCERA
    Title:   MANAGING DIRECTOR

By:  /s/ Jeffrey J. Phillips
    ----------------------------------------
    Name:    Jeffrey J. Phillips
    Title:   Executive Managing Director

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

JUPITER SECURITIZATION
CORPORATION,
as Class A-2 Owner

By:  /s/ Beth Provanzana
    ----------------------------------------
    Name:    Beth Provanzana
    Title:   Authorized Signer

BANK ONE, N.A.,
  as Class A-2 Committed Purchaser and Agent

By:  /s/ Beth Provanzana
    ----------------------------------------
    Name:    Beth Provanzana
    Title:   Director, Capital Market

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

SHEFFIELD RECEIVABLES
CORPORATION,
as Class A-2 Owner and Class A-2
Committed Purchaser

By: Barclay's Bank Plc, as Agent and
attorney-in-fact

By:  /s/ Andrew Shuster
    ----------------------------------------
    Name:    Andrew Shuster
    Title:   Director

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

ALPINE SECURITIZATION CORP.,
as Class A-2 Owner

By:  /s/ Mark Golombeck
    ----------------------------------------
    Name:    Mark Golombeck
    Title:   Vice President

By:  /s/ Anthony Giordano
    ----------------------------------------
    Name:    ANTHONY GIORDANO
    Title:   DIRECTOR

GRAMERCY CAPITAL CORPORATION,
as Class A-2 Owner

By:  /s/ Mark Golombeck
    ----------------------------------------
    Name:    Mark Golombeck
    Title:   Vice President

By:  /s/ Anthony Giordano
    ----------------------------------------
    Name:    ANTHONY GIORDANO
    Title:   DIRECTOR

GREENWICH FUNDING
CORPORATION
as Class A-2 Owner

By:  /s/ Mark Golombeck
    ----------------------------------------
    Name:    Mark Golombeck
    Title:   Vice President

By:  /s/ Anthony Giordano
    ----------------------------------------
    Name:    ANTHONY GIORDANO
    Title:   DIRECTOR

CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH,
  as Class A-2 Committed Purchaser and Agent

By:  /s/ Mark Lengel
    ----------------------------------------
    Name:    MARK LENGEL
    Title:   DIRECTOR

By:  /s/ Joseph Soave
    ----------------------------------------
    Name:    Joseph Soave
    Title:   Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

SEDONA CAPITAL FUNDING
CORPORATION,
as Class A-2 Owner

By:  /s/ Evelyn Echevarria
    ----------------------------------------
    Name:    Evelyn Echevarria
    Title:   Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
  as Class A-2 Committed Purchaser and Agent

By:  /s/ Adam Cohen
    ----------------------------------------
    Name:    ADAM COHEN
    Title:   DIRECTOR

By:  /s/ Aimee Sevilla
    ----------------------------------------
    Name:    Aimee Sevilla
    Title:   Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

PARK AVENUE RECEIVABLES
CORPORATION,
as Class A-2 Owner

By:  /s/ Andrew L. Stidd
    ----------------------------------------
    Name:    Andrew L. Stidd
    Title:   President

JPMORGAN CHASE BANK,
    as Class A-2 Committed Purchaser
    and Agent

By:  /s/ Bradley S. Schwartz
    ----------------------------------------
    Name:    Bradley S. Schwartz
    Title:   Managing Director

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

PSF PURCHASER GROUP
KEYBANK, as Agent on Behalf of PSF and
the PSF Purchaser Group in accordance with the Referral Bank Agreement Dated as of
December 8, 2000

By:  /s/ Craig Platt
    ----------------------------------------
    Name:    CRAIG PLATT
    Title:   SR VICE PRESIDENT

PUBLIC SQUARE FUNDING LLC,
as Class A-2 Owner and Class A-2 Committed Purchaser

By:  /s/ Douglas K. Johnson
    ----------------------------------------
    Name:    Douglas K. Johnson
    Title:   President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

MMP-3 FUNDING, LLC,
as Class A-2 Owner

By:  /s/ Andrew L. Stidd
    ----------------------------------------
    Name:    Andrew L. Stidd
    Title:   President

LEHMAN BROTHERS HOLDINGS INC.,
  as Class A-2 Committed Purchaser and Agent

By:  /s/ Vincent Primiano
    ----------------------------------------
    Name:    Vincent Primiano
    Title:   Senior Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

VARIABLE FUNDING CAPITAL CORPORATION,
   as Class A-2 Owner

By: Wachoyia Securities, Inc., As Attorney-in-fact

By:  /s/ Douglas R. Wilson, Sr.
    ----------------------------------------
    Name:    DOUGLAS R. WILSON, SR.
    Title:   VICE PRESIDENT

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as Class A-2 Committed Purchaser and
Agent

By:  /s/ Prakash Wadhwani
    ----------------------------------------
    Name:    PRAKASH B. WADHWANI
    Title:   VICE PRESIDENT

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

PARADIGM FUNDING LLC.,
as Class A-2 Committed Purchaser and
Class A-2 Owner

By:  /s/ Evelyn Echevarria
    ----------------------------------------
    Name:    Evelyn Echevarria
    Title:   Vice President

WestLB AG, New York Branch,
as Agent

By:  /s/ Roger Klepper
    ----------------------------------------
    Name:    ROGER KLEPPER
    Title:   DIRECTOR
             GLOBAL SPECIALIZED FINANCE

By:  /s/ Llyin Liang
    ----------------------------------------
    Name:    Llyin Liang
    Title:   Associate Director
             Global Specialized Finance

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        CLASS A-2 NOTE PURCHASE AGREEMENT